SILVERSTREAK SOLUTIONS INC

FINANCIAL STATEMENTS

DECEMBER 31, 2020

with

INDEPENDENT AUDITOR'S REPORT

HAY & ASSOCIATES, AN ACCOUNTANCY CORPORATION
CERTIFIED PUBLIC ACCOUNTANTS

SILVERSTREAK SOLUTIONS INC
FINANCIAL STATEMENTS
DECEMBER 31, 2020

TABLE OF CONTENTS

HAY & Associates
An Accountancy Corporation

INDEPENDENT AUDITOR'S REPORT

To the Shareholders
Silverstreak Solutions Inc.
Sacramento, California

We have audited the accompanying financial statements of Silverstreak Solutions Inc. (the "Company"), which comprise the balance sheet as of December 31, 2020 and the related statement of operations, stockholders' deficit and cash flows for the year then ended, and the related notes to the financial statements.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"); this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor's Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above in the first paragraph present fairly, in all material respects, the financial position of the Company as of December 31, 2020, and the results of its operations and its cash flows for the year then ended in accordance with U.S. GAAP.

HAY
& Associates
An Accountancy Corporation

INDEPENDENT AUDITOR'S REPORT
(Continued)

Substantial Doubt about the Company's Ability to Continue as a Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company is in a development stage and has incurred losses since inception and operates in an industry that is federally illegal. Management's evaluation of the events and conditions and management's plans regarding those matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty. Our opinion is not modified with respect to this matter.

Hay & Associates
An Accountancy Corporation

Hay & Associates, An Accountancy Corporation
Mission Hills, California
September 30, 2021

SILVERSTREAK SOLUTIONS INC
BALANCE SHEET
DECEMBER 31, 2020

ASSETS

Current Assets		
Cash	$	38,811
Inventories		554,332
Total Current Assets		593,143
Property and Equipment, net of accumulated depreciation		257,042
Security Deposits		6,000
Deferred Income Taxes		-
Total Assets	$	856,185

LIABILITIES AND NET DEFICIT

Current Liabilities		
Accounts Payable and Accrued Expenses	$	920,708
Income Tax Payable		1,718,842
Shareholder Loans		31,579
Total Current Liabilities		2,671,129
Commitments and Contingencies		
Unrecognized Tax Obligations		-
Total Commitments and Contingencies		-
Stockholders' Deficit		
Common Shares - No par value		-
10,000,000 shares authorized		
1,000,000 shares issued and outstanding		
Preferred Shares - No par value		-
1,000,000 shares authorized		
0 shares issued and outstanding		
Accumulated (Deficit)		(1,814,944)
		(1,814,944)
Total Liabilities and Net Deficit	$	856,185

See Accompanying Notes and Independent Auditor's Report.

SILVERSTREAK SOLUTIONS INC
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2020

Revenues	$	12,522,273
Cost of Good Sold		6,817,912
Gross Profit		5,704,361
Operating Expenses		
Selling		975,065
General and Administrative		5,200,177
Total Operating Expenses		6,175,242
(Loss) from Operations Before Other Income (Expenses)		(470,881)
Other Expenses		
Litigation Settlement		(15,000)
Total Other Expenses		(15,000)
(Loss) Before Provision for Income Taxes		(485,881)
Provision for Income Taxes		(1,173,238)
Net (Loss)	$	(1,659,119)

See Accompanying Notes and Independent Auditor's Report.

SILVERSTREAK SOLUTIONS INC
STATEMENT OF STOCKHOLDERS' DEFICIT
YEAR ENDED DECEMBER 31, 2020

	Common Stock				Retained Earnings (Accumulated)		Total Net
	Shares		Amount		Deficit)		Deficit
Balance - December 31, 2019	1,000,000	$	-	$	2,055,025	$	2,055,025
Prior Period Adjustments					(2,210,850)		(2,210,850)
Revised Balance - December 31, 2019	1,000,000		-		(155,825)		(155,825)
Net Income (Loss)					(1,659,119)		(1,659,119)
Balance - December 31, 2020	1,000,000	$	-	$	(1,814,944)	$	(1,814,944)

See Accompanying Notes and Independent Auditor's Report.

SILVERSTREAK SOLUTIONS INC
STATEMENT OF CASH FLOWS
YEAR ENDED DECEMBER 31, 2020

Cash Flows from Operating Activities		
Net Income (Loss)	$	(1,659,119)
Depreciation		29,078
Adjustments to reconcile net income (loss) to net cash provided (used) by operating activities		
Increase in Inventories		(198,283)
Increase in Security Deposits		(6,000)
Increase in Accounts Payable and Accrued Expenses		810,783
Increase in Income Taxes Payable		1,173,239
Net Cash Provided (Used) by Operating Activities		149,698
Cash Flows from Investing Activities		
Purchase of Property and Equipment		(142,466)
Net Cash Provided (Used) by Investing Activities		(142,466)
Cash Flows from Financing Activities		
Proceeds From Shareholder Loans		31,579
Net Cash Provided (Used) by Financing Activities		31,579
Net Increase (Decrease) in Cash		38,811
Cash - Beginning (See Note 2 - Cash)		-
Cash - Ending (See Note 2 - Cash)	$	38,811
Supplemental Disclosure of Cash Flow Information		
Cash paid during the year for:		
Interest	$	-
Corporate Taxes	$	54,403

See Accompanying Notes and Independent Auditor's Report.

1. Business Information

Silverstreak Solutions Inc (the "Company" and/or "Silverstreak"), was formed August 31, 2016 in the State of California, as a Medical Cannabis Mutual Benefit Corporation. On May 1, 2019, the Company converted to a for profit corporation in exchange for its member units.

Silverstreak has a strong market position in the direct-to-consumer cannabis delivery ("DTC") space in the greater Sacramento area, with twenty-two company owned vehicles and approximately 42,000 total customers in the approximate 100-mile radius in which they operate. Silverstreak was one of the first DTC companies in the Sacramento area and their experience, operational efficiency and company-owned assets make it one of the most successful DTC firms in the area.

Silverstreak provides its customers with convenience and value while delivering cannabis directly to consumers with world class customer service. Silverstreak services 15 cities in northern California and is one of the leading delivery services in Sacramento. Silverstreak Solutions has a 96% repeat customer rate, averages 60-minute delivery times, and tracks data on consumer demographics which ensures customers are getting world class customer service. It is Silverstreak's mission to provide safe, quality cannabis to its patients every day.

Going Concern

The Company is in a development stage, has had losses since inception, and activities are still considered illegal under federal law. Management is trying to improve its brand and become more popular amongst potential customers in the Greater Sacramento, CA area and the Shareholders have signed a Share Purchase Agreement (Note 12) to sell shares to a Public Company to infuse capital into the Company, pay off its debt, and expand its operations. If this sale is unsuccessful and losses from operations continue to occur, the Company may be unable to continue as a going concern.

2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash (Concentrations of Credit Risk)

The Company maintains a minimal amount of cash balances in safes with most transactions handled through banks that may exceed the federally insured limits. The Company tries to limit this credit exposure by banking with large national or regional banks. More importantly, the Company's activities are still considered illegal under federal law, and thus banks have forced the closure of the Company's accounts on several occasions. And on these occasions the Company has no other alternative but to hold large amounts of cash in safes. This results in a significant risk of theft among other internal control concerns. The cash balance on December 31, 2020 consists of approximately $21,330 physical cash in the Company's safes and $17,481 in the bank. There was 0 cash as of December 31, 2019 as Cash on Hand was in the shareholders personal possessions and any amount was treated as a dividend. The Company did not have any bank account in 2019 and paid its operating expenses in physical cash.

2. Summary of Significant Accounting Policies (continuation)

Inventories

Inventory is stated at the lower of cost (determined principally by use of the first-in, first-out method) or net realizable value. Total retail inventory as of December 31, 2020 was $554,332.

Property and Equipment

Depreciation of property and equipment is calculated on the straight-line method over the following estimated useful lives:

Machinery and Equipment	5 years
Office Furniture and Equipment	5 years
Delivery Vehicles	5 years

Expenditures for maintenance, repairs, renewals and betterments which represent improvements are capitalized and depreciated over their estimated lives; otherwise, they are charged to operations.

These assets are regularly evaluated for recoverability, and when an impairment of the ultimate recoverability of the assets exists, a write-down is recorded. Impairments exist when management estimates that the undiscounted cash flows from the use and eventual disposition of these assets is less than their book values. No impairment losses were recorded during 2020, nor does management believe they will occur in the near future.

Advertising

Advertising costs are charged to operations when incurred. Advertising expenses totaled $975,065 for the period ended December 31, 2020.

Revenue Recognition

The Company recognizes revenue from product sales at the point of sale. Discounts provided to customers at the point of sale are recognized as a reduction in sales as the products are sold.

Cost of Sales

Cost of sales includes the cost of inventory sold during the period, net of discounts, and shipping and handling costs. The Company receives various rebates from third party vendors. Such rebates are classified as a reduction of cost of goods sold and are recognized when received.

Sales Taxes

The State of California imposes a sales tax on all the Company's sales to nonexempt customers. The Company collects that sales tax from customers and remits the entire amount to the State. The Company's accounting policy is to exclude the tax collected and remitted to the State from revenues and direct costs. Total sales tax netted against sales in 2020 was $938,189.

Cannabis Excise Taxes

The State of California imposes a 27% Cannabis Excise tax on all the Company's inventory sold to customers. The Company passes on that Excise tax to customers through increased pricing and the distributor that collects the excise taxes remits the entire amount to the State. The Company's accounting policy is to include the tax in the cost of inventory and recover it through Cost of Goods Sold. Total Cannabis Excise tax run through Cost of Goods Sold in 2020 was $1,807,897.

2. Summary of Significant Accounting Policies (continuation)

City Taxes

The City of Sacramento imposes a gross receipts tax of 4% on all the Company's sales to customers in its borders. The Company collects gross receipts tax from customers and remits the entire amount to the City. The Company's accounting policy is to recognize the gross receipts tax collected in revenue and recover it through Cost of Goods Sold. Total City gross receipts tax run through Cost of Goods Sold in 2020 was $121,999.

Income Taxes

The Company accounts for income taxes in accordance with FASB ASC 740, which establishes financial accounting and reporting standards for the effect of income taxes. The objectives of accounting for income taxes are to recognize the amount of taxes payable or refundable for the current year and deferred tax assets and liabilities for the future tax benefits or consequences of events that have been recognized in an entity's financial statements or tax returns. Section 280E of the IRC requires the Company to pay income taxes and limits the deductibility of certain operating expenses, making the federal tax rates more severe than regular corporations. Certain states conform to Section 280E limitations; thus, the Company is also subject to higher state rates similar to federal law.

The Company's 2016 to 2020 tax years remain open for audit by taxing authorities. The statutes of limitations begin to run on the date the income tax returns were filed with the related tax authorities.

Recent Accounting Pronouncements Issued and Adopted

ASC 606 Revenue Recognition: The Company has adopted the new accounting standard ASC 606, Revenue from Contracts with Customers ("ASC 606"). ASC 606 is designed to have companies recognize revenue when goods or services are provided to customers in amounts that reflect the consideration to which an entity would normally expect to receive for similar goods or services. ASC 606 provides for a five-step process to define and quantify this goal and, in so doing, requires management to use judgment and estimates which may differ from previous U.S. GAAP. Such differences may include the identification of performance obligations in the contract, estimating the amount of variable consideration to include in the transaction price and allocating the transaction price to each performance obligation. ASC 606 also provides for the capitalization of cost to obtain and fulfill a contract with a customer, which is codified as ASC 340-40, Other Assets and Deferred Costs — Contracts with Customers. The Company adopted this standard as of January 1, 2020, which did not have a material impact on the Company's financial statements.

Recent Accounting Pronouncements Issued, Not Yet Adopted

ASC 842 Leases: In February 2016, the Financial Accounting Standards Board (FASB) issued a new lease accounting standard ASC 842: Leases ("ASC 842"). This new standard requires lessees to record assets and liabilities on the balance sheet for all leases with a lease term of 12 months or longer. Subsequently, the FASB issued ASU No. 2018-10, Codification Improvements to Topic 842, Leases, ASU No. 2018-11, Targeted Improvements, ASU No. 2018-20, Narrow-Scope Improvements for Lessors, and ASU 2019-01, Codification Improvements, to clarify and amend the guidance in ASC 842.

2. Summary of Significant Accounting Policies (continuation)

The new standard increases transparency and comparability by requiring the recognition of right-of-use ("ROU") assets and lease liabilities on the balance sheet.

The new standard requires organizations to recognize the ROU asset and lease liabilities by lessees for those classified as an operating lease under ASC 840. The Company will also need to consider the effect deferred rent will have on the calculation. Under ASC 840, the Company identified deferred rent to be immaterial. As such, the Company has accounted for deferred rent being immaterial under ASC 842. Under the standard, disclosures are required to meet the objective of enabling users of financial statements to assess the amount, timing, and uncertainty of cash flows arising from leases. The Company will be required to recognize and measure leases existing at, or entered into after, the beginning of the earliest comparative period presented using a modified retrospective approach, with certain practical expedients available.

The Company elected the private company deadline and plans to adopt ASC 842 as of January 1, 2022 using the modified retrospective approach. Under this approach the Company anticipates electing the package of practical expedients permitted under the transition guidance within the new standard, which will allow the Company to carry forward the historical determination of contracts as leases, the associated lease classifications, and not need to reassess initial direct costs for historical lease arrangements. In addition, the Company plans to implement internal controls and key system functionality to enable the preparation of financial information. The Company is evaluating the impact of this ASU on its financial statements. The adoption of this ASU will likely have a material impact on the financial statements, most notably the recognition of ROU assets and offsetting lease liabilities on the balance sheet. There is no material impact expected on the statement of operations.

3. Property and Equipment

As of December 31, 2020, property and equipment consisted of the following:

Delivery Vehicles	$	287,833
Machinery and Equipment		8,614
Office Furniture and Equipment		5,772
		302,219
Less: Accumulated Depreciation		45,177
Property and Equipment, net	$	257,042

Depreciation expense related to these assets was $29,077 for the year ended December 31, 2020.

4. Due to Shareholder

At December 31, 2020, the Company owed a Shareholder $31,579 for financing delivery vehicle loans in their own name. The delivery vehicle loans were subsequently paid off in June of 2021. No interest has been accrued on these loans.

5. Income Taxes

The provision for income taxes consists of the following:

Current		
Federal	$	1,172,438
State		800
		1,173,238
Deferred		
Federal		-
State		-
		-
Total Provision for Income Taxes	$	1,173,238

A reconciliation of income taxes to statutory rates is as follows:

Income (loss) Before Provision for Income Taxes	$	(485,881)
Federal Statutory Rate		21%
Federal Income Tax Benefit at the Statutory Rate		102,035
Difference in State and Foreign Tax Rates		42,952
IRC 280E Disallowance		(1,249,799)
Other Permanent Differences		(402)
State Minimum Tax		(800)
Penalties		(24,391)
Valuation Allowance		(42,833)
Current Income Tax (Expense) Benefit	$	(1,173,238)

Section 280E of the IRC prohibits businesses engaged in the trafficking of Schedule I or Schedule II controlled substances from deducting normal business expenses, such as selling, general and administrative salaries and rent, from gross profit. Section 280E was originally intended to penalize criminal market operators, but because Cannabis remains a Schedule I controlled substance for U.S. Federal purposes, the IRS has subsequently applied Section 280E to state-legal Cannabis businesses. The nondeductible expenses shown in the effective rate reconciliation above is comprised primarily of the impact of applying Section 280E to the Company's businesses that are involved in selling Cannabis, along with other typical non-deductible expenses.

5. Income Taxes (continuation)

Deferred Income Taxes

Significant components of the Company's deferred income tax assets and liabilities are as follows:

Deferred Income Tax Assets		
Net Operating Losses	$	42,833
Deferred Income Tax Liabilities		
Valuation Allowance		(42,833)
Net Deferred Income Taxes	$	-

Management assesses the available positive and negative evidence to estimate whether sufficient future taxable income will be generated to permit use of the existing deferred tax assets. A significant piece of objective negative evidence evaluated was the cumulative loss incurred over the two-year period ended December 31, 2020. Such objective evidence limits the ability to consider other subjective evidence, such as our projections for future growth. On the basis of this evaluation, as of December 31, 2020, a valuation allowance of $42,833 has been recorded to recognize only the portion of the deferred tax asset that is more likely than not to be realized. The amount of the deferred tax asset considered realizable, however, could be adjusted if estimates of future taxable income during the carryforward period are reduced or increased or if objective negative evidence in the form of cumulative losses is no longer present and additional weight is given to subjective evidence such as our projections for growth.

Unrecognized Tax Obligations

Management believes it has properly calculated its cost of goods sold based on customary income tax allocations. However, the deductibility of these allocated costs under IRC Section 280E limitations is not clear because of the lack of guidance and court precedent in this new industry. Management and its counsel cannot predict the direction of the IRS and an estimate of the additional tax assessment is undeterminable. As a result, no liability has been recorded by the Collective and any additional tax payments for Calendar year and other open tax years will be charged to operations in the period of determination.

6. Leases Commitments

The Company leases its office and warehouse space in Sacramento, California, under a three-year lease that expires in July of 2021, with the option to renew for an additional two years. The lease requires monthly rentals of $7,000. The Company has agreed to pay for utilities and maintenance costs. The Company did not exercise its option to renew and is currently on a month-to-month lease.

The Company leases a call center office in Sacramento, California, under a three-year lease that expires in April of 2021, for $2,000 per month. The Company is currently renting on a month-to-month lease.

Rent expense for the years ended December 31, 2020 amounted to $111,550 including $108,000 in base rent and $3,550 other costs.

6. Leases Commitments (continuation)

Future annual minimum rentals under the operating leases for the ending December 31 are as follows:

2021	$	57,000.00
Total	$	57,000.00

7. Contingencies

Litigation

The Company had a human resource claim asserted by former employee of the Company for wrongful termination in 2020. The matter was settled out of court on December 8, 2020 for a total amount of $15,000, to be paid over a three month period in $5,000 increments ending February 2021. In the opinion of management, there are no other potential liabilities resulting from this or any other that would have a material effect on the financial statements.

Risk and Uncertainties

As described in the going concern footnote (Footnote 1), the Company operates in an industry that is contrary to federal law. Currently, it is the policy of the federal government not to prosecute Cannabis businesses that follow state law. The Company is licensed in California. Management believes that it follows all state and local laws, and it is unlikely that the federal government will prosecute its activities in violation of federal law. As a result of this uncertainty, it is the Company's policy to expense any fines or judgments that may result in the year incurred.

8. Stockholders' Deficit

The Company is authorized to issue 10,000,000 common shares with no par value and 1,000,000 shares of preferred shares with no par value. Shares of common stock shall be transferable only by and with the consent of the Company. No preferred shares have been issued. As of December 31, 2020, total common shares issued and outstanding were 1,000,000.

9. Prior Period Adjustments

The accumulated <deficit> for the Company resulted from by the following adjustments to fix prior period reporting errors:

Cash on Hand	$	(1,895,756)
Inventory		356,049
Accumulated Depreciation		(16,100)
Payroll Related Liabilities		(106,800)
Income Tax Related Liabilities		(545,604)
City Tax Related Liabilities		(2,639)
Total adjustments to the Company's accumulated <deficit>	$	(2,210,850)

See Accompanying Independent Auditor's Report.

10. Subsequent Events

Management has evaluated events and transactions for potential recognition or disclosure through September 30, 2021, the date that the financial statements were available to be issued. The following are transactions that have occurred since December 31, 2020:

- The Coronavirus Pandemic remains a major disruption to the entire world. And the Cannabis industry is not immune to a significant downturn when the economy slows or worse goes into a recession because of a national emergency like this. Accordingly, such changes could materially affect the Company's account balances and the amounts shown in the balance sheet as of December 31, 2020.

- On July 10, 2021, Terra Tech Corp. ("Terra Tech") announced, and amended on July 13, 2021, that it had executed an agreement to acquire SilverStreak. The closing of the transaction contemplated by the agreement is subject to certain closing conditions as set forth in a Current Report on Form 8-K filed by the Terra Tech with the U.S. Securities and Exchange Commission.

  The Company executed a Share Purchase Agreement with Terra Tech to Sell 100% of the Company's outstanding Common Shares for $8,500,000. Of this amount, $1,500,000 will be paid in cash, $2,500,000 in Terra Tech Corp Restricted Common Shares, $2,000,000 in a six-month unsecured note, and $2,500,000 in a twelve-month unsecured note at closing.